                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                October 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

    CASE NAME:      FLORSHEIM GROUP INC.      CASE NO.       02 B 08209

                            SUMMARY OF CASH ACCOUNTS

                                                9/30/04        10/31/04
                                             -----------     -----------
ENDING BALANCE IN:

   Associated Bank                           $ 36,777.77     $ 33,164.08

   BT Commercial Escrow                       144,008.24      144,008.24

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account         101,354.64      100,900.41

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account II      629,537.27      699,395.63
                                             -----------     -----------
   TOTAL                                     $911,677.92     $977,468.36
                                             ===========     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2004

  DATE               ASSOCIATED BANK
  ----               ---------------
10/01/04               $        -
10/02/04                        -
10/03/04                        -
10/04/04                        -
10/05/04                        -
10/06/04                        -
10/07/04                   670.00 1)
10/08/04                        -
10/09/04                        -
10/10/04                        -
10/11/04                        -
10/12/04                        -
10/13/04                        -
10/14/04                        -
10/15/04                        -
10/16/04                        -
10/17/04                        -
10/18/04                        -
10/19/04                        -
10/20/04                        -
10/21/04                        -
10/22/04                        -
10/23/04                        -
10/24/04                        -
10/25/04                        -
10/26/04                        -
10/27/04                        -
10/28/04                        -
10/29/04                        -
10/30/04                        -
10/31/04                        -
                       ----------
TOTAL RECEIPTS         $   670.00
                       ==========

NOTES:

----------
1) Accounts receivable collections, net of collection fees.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                OCTOBER 31, 2004

                       SHAW GUSSIS
   DATE              PREFERENCE ACCT.
   ----              ----------------
10/01/04               $       -
10/02/04                       -
10/03/04                       -
10/04/04                       -
10/05/04                   72.15 1)
10/06/04                       -
10/07/04                       -
10/08/04                       -
10/09/04                       -
10/10/04                       -
10/11/04                       -
10/12/04                       -
10/13/04                       -
10/14/04                       -
10/15/04                       -
10/16/04                       -
10/17/04                       -
10/18/04                       -
10/19/04                       -
10/20/04                       -
10/21/04                       -
10/22/04                       -
10/23/04                       -
10/24/04                       -
10/25/04                       -
10/26/04                       -
10/27/04                       -
10/28/04                       -
10/29/04                       -
10/30/04                       -
10/31/04                       -
                       ---------
TOTAL RECEIPTS         $   72.15
                       =========

1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2004

                   SHAW GUSSIS
   DATE         PREFERENCE ACCT.II
   ----         ------------------
10/01/04          $           -
10/02/04                      -
10/03/04                      -
10/04/04                      -
10/05/04              18,000.04 1)
10/06/04                      -
10/07/04                      -
10/08/04                      -
10/09/04                      -
10/10/04                      -
10/11/04                      -
10/12/04              29,980.00 1)
10/13/04                  25.00 2)
10/14/04                      -
10/15/04                      -
10/16/04                      -
10/17/04                      -
10/18/04                      -
10/19/04              32,500.00 1)
10/20/04                      -
10/21/04                      -
10/22/04                      -
10/23/04                      -
10/24/04                      -
10/25/04                      -
10/26/04                      -
10/27/04                      -
10/28/04                      -
10/29/04                      -
10/30/04                      -
10/31/04                      -
                  -------------
TOTAL RECEIPTS    $   80,505.04
                  =============

1) Preference recovery.

2) Employee restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2004

   DATE        CHECK NUMBER          PAYMENTS            ASSOCIATED BANK
   ----        ------------          --------            ---------------
10/07/04          1245         Ben Alvendia                $  150.00
10/07/04          1246         F. Terrence Blanchard        1,730.69
10/07/04          Wire         AIG Insurance                2,383.00
10/07/04            --         Bank Fees                       20.00

                                                           ---------
                               Total                       $4,283.69
                                                           =========

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2004

                                                                    SHAW GUSSIS
   DATE            CHECK NUMBER           PAYMENTS              PREFERENCE ACCOUNT
   ----            ------------           --------              ------------------
10/05/04               --            Bank Fees                      $    5.00
10/22/04             1018            Kronish Lieb Weiner               521.38

                                                                    ---------
                                                                    $  526.38
                                                                    =========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2004

                                                                                    SHAW GUSSIS
 DATE                 CHECK NUMBER                 PAYMENTS                    PREFERENCE ACCOUNT II
 ----                 ------------                 --------                    ---------------------
10/01/04                    --            Bank Fees                                 $     8.00
10/04/04                  1109            Bowne of Chicagp                              425.00
10/04/04                  1110            Kronish Lieb Weiner                           544.72
10/07/04                  1111            F. Terrence Blanchard                       2,512.50
10/07/04                  1112            Shaw Gussis Fishman                         4,091.11
10/07/04                  1113            Bowne of Chicagp                              425.00
10/26/04                  1114            Leslie T. Welsh Inc.                        1,509.95
10/26/04                  1115            Logan & Company                               856.37
10/26/04                  1116            Iron Mountain Record Management               274.03

                                                                                    ----------
                                                                                    $10,646.68
                                                                                    ==========

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC./CASE NUMBER 02 B 08209
                                  OCTOBER 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                    POST-PETITION
                                                        LOAN
    DATE               PAYMENTS      BORROWINGS         BALANCE
    ----               --------      ----------     -------------
OPENING BALANCE                                    $ 6,912,679.88
 10/01/04              $   -         $   -           6,912,679.88
 10/02/04                  -             -           6,912,679.88
 10/03/04                  -             -           6,912,679.88
 10/04/04                  -             -           6,912,679.88
 10/05/04                  -             -           6,912,679.88
 10/06/04                  -             -           6,912,679.88
 10/07/04                  -             -           6,912,679.88
 10/08/04                  -             -           6,912,679.88
 10/09/04                  -             -           6,912,679.88
 10/10/04                  -             -           6,912,679.88
 10/11/04                  -             -           6,912,679.88
 10/12/04                  -             -           6,912,679.88
 10/13/04                  -             -           6,912,679.88
 10/14/04                  -             -           6,912,679.88
 10/15/04                  -             -           6,912,679.88
 10/16/04                  -             -           6,912,679.88
 10/17/04                  -             -           6,912,679.88
 10/18/04                  -             -           6,912,679.88
 10/19/04                  -             -           6,912,679.88
 10/20/04                  -             -           6,912,679.88
 10/21/04                  -             -           6,912,679.88
 10/22/04                  -             -           6,912,679.88
 10/23/04                  -             -           6,912,679.88
 10/24/04                  -             -           6,912,679.88
 10/25/04                  -             -           6,912,679.88
 10/26/04                  -             -           6,912,679.88
 10/27/04                  -             -           6,912,679.88
 10/28/04                  -             -           6,912,679.88
 10/29/04                  -             -           6,912,679.88
 10/30/04                  -             -           6,912,679.88
 10/31/04                  -             -           6,912,679.88
                       -----         -----
Total                  $   -         $   -
                       =====         =====

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

             CASE NAME:   FLORSHEIM GROUP INC.   CASE NO. 02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                OCTOBER 31, 2004

ACCOUNTS RECEIVABLE:

                   Beginning of Month Balance      $343,228
                                                   --------

                   Add: Sales on Account                  -
                                                   --------

                   Less: Collections                   (670)
                                                   --------

                   Adjustments                         (330)
                                                   --------

                   End of the Month Balance        $342,228
                                                   ========

      Note - All accounts receivable are fully reserved.

0-30     31-60     61-90      OVER 90      END OF MONTH
DAYS     DAYS      DAYS        DAYS            TOTAL
----     -----     -----      -------      ------------
$  -     $   -     $   -     $ 342,228       $342,228
====     =====     =====     =========       ========

                    ACCOUNTS PAYABLE AGING - OCTOBER 31, 2004

                 0-30       31-60      61-90      Over 90         End of Month
                 Days       Days       Days        Days              Total
                 ----       -----      -----      -------         ------------
Wholesale       $2,568      $ 63     $(21,032)   $ 499,021          $ 480,620

Retail               -         -            -       75,979             75,979
                ------      ----     --------    ---------          ---------
Total           $2,568      $ 63     $(21,032)   $ 575,000          $ 556,599
                ======      ====     ========    =========          =========

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

              CASE NAME:  FLORSHEIM GROUP INC.   CASE NO.  02 B 08209

                                TAX QUESTIONNAIRE
                        FOR MONTH ENDED OCTOBER 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal Income Taxes           Yes (x)     No (  )

         2. FICA withholdings              Yes (x)     No (  )

         3. Employee's withholdings        Yes (x)     No (  )

         4. Employer's FICA                Yes (x)     No (  )

         5. Federal Unemployment Taxes     Yes (x)     No (  )

         6. State Income Taxes             Yes (x)     No (  )

         7. State Employee withholdings    Yes (x)     No (  )

         8. All other state taxes          Yes (x)     No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)

                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.
DATED: November 16, 2004